SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 7, 2000

                           Curtiss-Wright Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       1-134                13-0612970
(State or Other Jurisdiction     (Commission File         (IRS Employer
 of Incorporation)                Number)                  Identification No.)




       1200 Wall Street West                              07071
       Lyndhurst, New Jersey
(Address of principal executive offices)                  (Zip Code)





Registrant's telephone number, including area code:  (201) 896-8400

Item 7.           Exhibits.

99.1      Script for Conversations with Financial Analysts and Institutional
          Investors



Item 9.           Regulation FD Disclosure.

The script relating to conversations by Curtiss-Wright with financial analysts and institutional investors held on November 7, 2000 is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.






                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              CURTISS-WRIGHT CORPORATION

DATED:  November 7, 2000                      By: /s/ Robert A. Bosi
                                                  ------------------
                                              Name:    Robert A. Bosi
                                              Title:   Vice President - Finance

Exhibit Index

Exhibit           Description

99.1              Script for Conversations with Financial Analysts and
                  Institutional Investors.